UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2007

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26536 (Commission File Number)	33-0029027 (IRS Employer Identification No.)
51 Columbia, Suite 200
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On January 31, 2007, Smith Micro Software, Inc. (the “Company”) and TEL Acquisition Corp. (“Acquisition Co.”), a wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ecutel Systems, Inc. (“Ecutel”), John J. McDonnell, Jr. and the Principal Stockholders of Ecutel listed on the signature page thereto. Pursuant to the Merger Agreement, Ecutel will be merged with and into Acquisition Co. (the “Merger”), and Acquisition Co. will be the surviving corporation in the Merger and will continue its corporate existence under the laws of the State of Delaware as a wholly-owned subsidiary of the Company after the Merger. The completion of the Merger is subject to customary closing conditions. The Board of Directors of each of the Company and Ecutel approved the Merger and the Merger Agreement.
     The aggregate merger consideration to be paid by the Company in connection with the Merger is $8,000,000 in cash, of which $1,000,000 will be withheld as security for satisfaction of certain indemnification obligations pursuant to the terms of the Merger Agreement.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company issued a press release on February 6, 2007 regarding the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company and Ecutel. The Merger Agreement contains representations and warranties that each of the Company and Ecutel made to the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event not later than 71 days after the date on which any Current Report on Form 8-K is required to be filed pursuant to Item 2.01.
(b) Pro Forma Financial Information.
     The pro forma financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event not later than 71 days after the date on which any Current Report on Form 8-K is required to be filed pursuant to Item 2.01.
(d) Exhibits.

2.1	Agreement and Plan of Merger, dated January 31, 2007, by and among Smith Micro Software, Inc., TEL Acquisition Corp., Ecutel Systems, Inc., John J. McDonnell, Jr. and the Principal Stockholders listed on the signature page thereto. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press Release of Smith Micro Software, Inc. issued on February 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
Date: February 6, 2007	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated January 31, 2007, by and among Smith Micro Software, Inc., TEL Acquisition Corp., Ecutel Systems, Inc., John J. McDonnell, Jr. and the Principal Stockholders listed on the signature page thereto. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press Release of Smith Micro Software, Inc. issued on February 6, 2007.